                                                                   EXHIBIT 10.31


               THIRD AMENDMENT TO EXIM GUARANTEED LOAN AGREEMENT


     THIS THIRD AMENDMENT TO EXIM GUARANTEED LOAN AGREEMENT (this "Amendment"), dated as of July 31, 1997, is between SCIENTIFIC MEASUREMENT SYSTEMS, INC., a Texas corporation ("Borrower"), and WELLS FARGO HSBC TRADE BANK, N.A. ("Lender").


                                   RECITALS:

     A. Borrower and Lender entered into that certain EXIM Guaranteed Loan Agreement dated as of June 15, 1996, as amended by First Amendment to EXIM Guaranteed Loan Agreement dated as of August 1, 1996 and Second Amendment to EXIM Guaranteed Loan Agreement dated as of June 15, 1997 (the "Agreement").

     B. Borrower and Lender now desire to amend the Agreement as herein set forth.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions

     Section 1.01.  Definitions.  Capitalized terms used in this Amendment, to
                    -----------
the extent not otherwise defined herein, shall have the meanings given to such terms in the Agreement, as amended hereby.


                                   ARTICLE II

                                   Amendments

     Section 2.01.  Amendment to Certain Definitions.  (a) Effective as of date
                    --------------------------------
hereof, the definition of the following term contained in Section 1.01 of the Agreement is amended to read in its respective entirety as follows:

          "Commitment" means the obligation of Lender to make Advances in an
           ----------
     aggregate principal amount at any time outstanding up to but not exceeding $629,223.94.

          "Default Rate" means the lesser of (a) the sum of the Prime Rate plus
           ------------
     seven percent (7%) or (b) the Maximum Rate.

          "Frost Bank Debt" means Debt of Borrower to Frost Bank in a principal
           ---------------
     amount which does not exceed $60,000.00 and which Debt is secured only by Borrower's domestic accounts receivable.

          "Termination Date" means 11:00 a.m., Houston, Texas time on January
           ----------------
     31, 1998 or such earlier date on which the Commitment terminates as provided in this Agreement.

     (b) Effective as of the date hereof, clause (c) of the definition of the term "Permitted Encumbrances" is amended to read in its entirety as follows:

          (c) Liens securing Debt permitted by Section 7.10(e), provided that such Liens do not encumber the inventory, accounts, accounts receivable, contract rights or general intangibles of Borrower,

     (c) Effective as of the date hereof, the following definitions are added to Section 1.01 of the Agreement and shall read in their entireties as follows:

          "Payment Account" means a non-interest bearing collateral account at
           ---------------
     Lender to which deposits shall be made by wire as follows:

          Wells Fargo Bank (Texas), National Association
          San Francisco, California
          ABA# 121-000-248
          BNF = LAG Operations Admin\AC
          2714507209
          OBI = Scientific Measurement Systems, Inc.
          6975209491.

     (d) Effective as of the date hereof, the definitions of the terms "Payment Account-Continental", "Payment Account-Main" and "Payment Accounts" are deleted from the Agreement.

     Section 2.02.  Amendment to Section 2.01.  Effective as of the date hereof,
                    -------------------------
the fourth sentence of Section 2.01 shall be deleted from the Agreement.

     Section 2.03.  Amendment to Section 2.03.  Effective as of the date hereof,
                    -------------------------
Section 2.03 is amended to read in its entirety as follows:

          Section 2.03.  Payment Account; Payment of Advances.  (a)  Lender
                         ------------------------------------
     shall establish and maintain the Payment Account. Borrower shall cause all payments made by the Contract Parties with respect to the Contracts to be paid by wire transfer to the Payment Account.

          (b) The Advances shall be due and payable on the day on which Borrower receives any payment under the Fiat-Italy Contract in a principal amount equal to the amount of such Fiat-Italy Contract payment, plus accrued interest on the principal amount so paid.

          (c) In the event that Borrower receives a purchase order for a "SMARTSCAN System" from (i) Chrysler, Twenty-Five Thousand and No/100 Dollars ($25,000.00) of the Advances plus accrued interest thereon shall be due and payable on the date on which such purchase order is received by Borrower, or (ii) Woodward Governor, Twenty-Five Thousand and No/100 Dollars ($25,000.00) of the Advances plus accrued interest thereon shall be due and payable on the date on which such purchase order is received by Borrower.

          (d) The unpaid principal amount of all Advances shall also be due and payable on the earlier of (i) the Termination Date or (ii) such other dates on which the Advances are or may be required to be paid pursuant to this Agreement.

          (e) Borrower agrees that immediately upon deposit of any amounts in the Payment Account Lender may and shall apply such amounts to the payment of the Obligations in such order as Lender may determine in its sole discretion.

          (f) In the event that prior to the payment of the Obligations in full, Borrower should receive additional funding in an amount in excess of $1,000,000.00, whether as the result of a private placement of debt or other securities of Borrower or from any other source, the Advances shall be immediately due and payable and, immediately upon receipt of the proceeds of such funding, Borrower will use such proceeds to pay the Obligations in full.

     Section 2.04.  Amendment to Section 2.04.  Effective as of the date hereof,
                    -------------------------
the phrase "The unpaid principal amount of the Advances shall bear interest prior to maturity at a varying rate per annum equal from day to day to the lesser of (a) the Maximum Rate or (b) the sum of the Prime Rate in effect from day to day plus two percent (2.0%)" contained in Section 2.04 of the Agreement shall be amended to read "The unpaid principal amount of the Advances shall bear interest prior to maturity at a varying rate per annum equal from day to day to the lesser of (a) the Maximum Rate or (b) the sum of the Prime Rate in effect from day to day plus five percent (5.0%)".

     Section 2.05.  Amendment to Section 7.10.  Effective as of the date hereof
                    -------------------------
clause (f) is deleted from Section 7.10.

     Section 2.06.  Amendment to Section 7.17.  Effective as of the date hereof,
                    -------------------------
Section 7.17 of the Agreement is amended to read in its entirety as follows:

          Section 7.17.  Representations and Agreements Regarding Debt to Frost
                         ------------------------------------------------------
     Bank and Additional Debt.  (a) Borrower represents and warrants to Lender
     ------------------------
     that its accounts, accounts receivable, inventory contract rights and general intangibles are subject to no security interests other than (i) security interests in favor of Lender and (ii) a security interest in favor of Frost Bank in Borrower's domestic accounts receivable.

          (b) As of November 1, 1997, the outstanding principal amount of the indebtedness of Borrower to Frost Bank was $60,000.00 and accrued interest on such indebtedness was approximately $2,000.00.

          (c) Borrower will not borrow any additional amounts from Frost Bank or any affiliate thereof. Borrower will not incur any Debt to any Person if such Debt is or is to be secured by the inventory, accounts, accounts receivable contract rights or general intangibles of Borrower.

     Section 2.07.  Addition of Section 7.19.  Effective as of the date hereof,
                    ------------------------
Section 7.19 shall be added to the Agreement and shall read in its entirety as follows:

          Section 7.19.  Payment of Legal Fees.  On the earlier of (i) the date
                         ---------------------
     on which Borrower receives a purchase order from Chrysler or (ii) the date on which Borrower receives a purchase order from Woodward Governor, Borrower shall pay to Lender legal fees incurred by Lender in the amount of $7,449.50.

     Section 2.08.  Amendment to Section 8.01.  Effective as of the date hereof,
                    -------------------------
clause (h) is added to Section 8.01 of the Agreement and shall read as follows:

          (h) Payment on any Contract shall be made to any account other than the Payment Account or by any means other than wire transfer to Lender.

     Section 2.09.  Amendments to Exhibits.  Effective as of the date hereof
                    ----------------------
Exhibit "A" to the Agreement (Note) is amended to conform in its entirety to Annex "A" to this Amendment.

                                 ARTICLE III

                              Conditions Precedent

     Section 3.01.  Conditions.  The effectiveness of this Amendment is subject
                    ----------
to the receipt by Lender of the following in form and substance satisfactory to
Lender:

          (a)  Resolutions.  Resolutions of the Board of Directors of Borrower
               -----------
     certified by its Secretary or an Assistant Secretary which authorize the execution, delivery and performance by Borrower of this Amendment and the other Loan Documents to which Borrower is or is to be a party hereunder.

          (b)  Note.  The Note executed by Borrower.
               ----

          (c)  Amendment to Security Agreement.  A Second Amendment to Security
               -------------------------------
     Agreement executed by Borrower in substantially the form of Annex "B" hereto.

          (d)  Borrower Agreement.  A Borrower Agreement executed by Borrower.
               ------------------

          (e)  Fee.  A fee payable to Lender in the amount of $2,412.03.
               ---

          (f)  Principal Payment.  Payment of principal of the Note in the
               -----------------
     amount of $25,000.00, such payment to be made in immediately available funds.

          (g)  Additional Information.  Such additional documents, instruments
               ----------------------
     and information as Lender may request.

     Section 3.02.  Additional Conditions.  The effectiveness of this Amendment
                    ---------------------
is also subject to the satisfaction of the additional conditions precedent that
(a) the representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof, (b) all proceedings, corporate or otherwise, taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender, and (c) no Event of Default shall have occurred and be continuing and no event or condition shall have occurred that with the giving of notice or lapse of time or both would be an Event of Default.

                                 ARTICLE IV

                 Ratifications, Representations, and Warranties

     Section 4.01.  Ratifications.  The terms and provisions set forth in this
                    -------------
Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that the Agreement as amended hereby shall continue to be the legal, valid and binding obligation of such Persons enforceable against such Persons in accordance with its terms.

     Section 4.02.  Representations, Warranties and Agreements.  Borrower hereby
                    ------------------------------------------
represents and warrants to Lender that (a) the execution, delivery, and performance of this Amendment and any and all other Loan Documents executed or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the articles of incorporation or bylaws of Borrower, (b) the representations and warranties contained in the Agreement as amended hereby, and all other Loan Documents are true and correct on and as of the date hereof as though made on and as of the date hereof, (c) except as disclosed in writing to Lender, no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, (d) except as disclosed in writing to Lender, Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby, (e) Borrower is indebted to Lender pursuant to the terms of the Note, as the same may have been renewed, modified, extended and rearranged, including, without limitation, renewals, modifications, increases and extensions made pursuant to this Amendment, (f) the liens, security interests, encumbrances and assignments created and evidenced by the Loan Documents are, respectively, valid and subsisting liens, security interests, encumbrances and assignments and secure the Note as the same may have been renewed, modified or rearranged, including, without limitation, renewals, modifications, increases and extensions made pursuant to this Amendment, and (g) Borrower has no claims, credits, offsets, defenses or counterclaims arising from the Loan Documents or Lender's performance under the Loan Documents.


                                   ARTICLE V

                                 Miscellaneous

     Section 5.01.  Survival of Representations and Warranties.  All
                    ------------------------------------------
representations and warranties made in this Amendment or any other Loan Documents including any Loan Document furnished in connection with this Amendment shall fully survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely on them.

     Section 5.02.  Reference to Agreement.  Each of the Loan Documents,
                    ----------------------
including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement, as amended hereby.

     Section 5.03.  Expenses of Lender.  As provided in the Agreement, Borrower
                    ------------------
agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other documents and instruments executed pursuant hereto and any and all amendments, modifications and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including, without limitation, the costs and fees of Lender's legal counsel.

     Section 5.04.  Severability.  Any provision of this Amendment held by a
                    ------------
court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     Section 5.05.  Applicable Law.  This Amendment and all other Loan Documents
                    --------------
executed pursuant hereto shall be deemed to have been made and to be performable in Houston, Harris County, Texas and shall be governed by and construed in accordance with the laws of the State of Texas.

     Section 5.06.  Successors and Assigns.  This Amendment is binding upon and
                    ----------------------
shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

     Section 5.07.  Counterparts.  This Amendment may be executed in one or more
                    ------------
counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     Section 5.08.  Effect of Waiver.  No consent or waiver, express or implied,
                    ----------------
by Lender to or for any breach of or deviation from any covenant, condition or duty by Borrower shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

     Section 5.09.  Headings.  The headings, captions, and arrangements used in
                    --------
this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 5.10.  ENTIRE AGREEMENT.  THIS AMENDMENT AND ALL OTHER INSTRUMENTS,
                    ----------------
DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT AND THE OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

     Executed as of the date first written above.


                              BORROWER:

                              SCIENTIFIC MEASUREMENT SYSTEMS, INC.


                              By:
                                 ---------------------------------
                                    Howard Burris
                                    Chief Executive Officer



                              LENDER:

                              WELLS FARGO HSBC TRADE BANK, N.A.


                              By:
                                 ---------------------------------
                                    Andrew Moy
                                    Assistant Vice President

                                LIST OF ANNEXES


                  Annex                 Document
                  -----                 --------

                    A                   Note

                    B                   Second Amendment to Security Agreement

                    C                   Borrower Agreement

                                PROMISSORY NOTE
                                ---------------


$629,223.94                      Houston, Texas                    July 31, 1997


        FOR VALUE RECEIVED, the undersigned, SCIENTIFIC MEASUREMENT SYSTEMS, INC., a Texas corporation ("Maker"), hereby promises to pay to the order of WELLS FARGO HSBC TRADE BANK, N.A., a national banking association ("Payee"), at its offices at 1445 Ross Avenue, Dallas, Texas, Dallas County, Texas, in lawful money of the United States of America, the principal sum of SIX HUNDRED TWENTY NINE THOUSAND TWO HUNDRED TWENTY-THREE AND 94/100 DOLLARS ($629,223.94), or so much thereof as may be advanced and outstanding hereunder, together with interest on the outstanding principal balance from day to day remaining, at a varying rate per annum which shall from day to day be equal to the lesser of (a) the Maximum Rate (hereinafter defined) or (b) the sum of the Prime Rate (hereinafter defined) of Payee in effect from day to day plus five percent (5.0%), and each change in the rate of interest charged hereunder shall become effective, without notice to Maker, on the effective date of each change in the Prime Rate or the Maximum Rate, as the case may be; provided, however, if at any time the rate of interest specified in clause (b) preceding shall exceed the Maximum Rate, thereby causing the interest rate hereon to be limited to the Maximum Rate, then any subsequent reduction in the Prime Rate shall not reduce the rate of interest hereon below the Maximum Rate until the total amount of interest accrued hereon equals the amount of interest which would have accrued hereon if the rate specified in clause (b) preceding had at all times been in effect. All past due principal and interest on this Note shall bear interest at the Default Rate (hereinafter defined).

     Principal of and interest on this Note shall be due and payable as follows:

        (a) Accrued and unpaid interest on this Note shall be due and payable monthly, on the first (1st) day of each month commencing on November 1, 1997, and upon the maturity of this Note, however such maturity may be brought about;

        (b) Principal of this Note shall be due and payable on the day on which Maker receives any payment under the Fiat-Italy Contract (as defined in the Agreement, which is hereinafter defined) in an amount equal to the amount of such Fiat-Italy Contract payment, plus accrued interest on the principal amount so paid;

        (c) In the event that Maker receives a purchase order for a "SMARTSCAN System" from (i) Chrysler, Twenty-Five Thousand and No/100 Dollars ($25,000.00) of principal of this Note plus accrued interest thereon shall be due and payable on the date on which such purchase order is received by Maker, or (ii) Woodward Governor, Twenty-Five Thousand and No/100

     Dollars ($25,000.00) of principal of this Note plus accrued interest thereon shall be due and payable on the date on which such purchase order is received by Maker; and

           (d) All outstanding principal of this Note and all accrued interest thereon shall be due and payable on January 31, 1998.

     Principal of this Note shall be subject to mandatory prepayment at the times described in Sections 2.03 and 2.06 of the Agreement (hereinafter defined).

     Interest on the indebtedness evidenced by this Note shall be computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day) unless such calculation would result in a usurious rate in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be.

     As used in this Note, the following terms shall have the respective meanings indicated below:

        "Agreement" means that certain EXIM Guaranteed Loan Agreement dated
        -----------
     as of June 15, 1996 between Maker and Payee, as amended by First Amendment to EXIM Guaranteed Loan Agreement dated as of August 1, 1996, Second Amendment to EXIM Guaranteed Loan Agreement dated as of June 15, 1997 and Third Amendment to EXIM Guaranteed Loan Agreement dated as of July 31, 1997, and as the same may be further amended or modified from time to time.

        "Default Rate" shall mean the lesser of (a) the sum of the Prime
        --------------
     Rate plus seven percent (7%) or (b) the Maximum Rate.

        "Maximum Rate" means the maximum rate of nonusurious interest
        --------------
     permitted from day to day by applicable law, including as to Article 5069-1.04, Vernon's Texas Civil Statutes (and as the same may be incorporated by reference in other Texas statutes), but otherwise without limitation, that rate based upon the "indicated rate ceiling" and calculated after taking into account any and all relevant fees, payments, and other charges in respect of this Note which are deemed to be interest under applicable law.

        "Prime Rate" shall mean that variable rate of interest per annum
        ------------
     established by Wells Fargo Bank from time to time as its prime rate which shall vary from time to time. Such rate is set by Wells Fargo Bank as a general reference rate of interest, taking into account such factors as Wells Fargo Bank may deem appropriate, it being understood that many of Wells Fargo Bank's commercial or other loans are priced in relation to such rate, that it is not necessarily the lowest or best rate charged to any customer and that Wells Fargo Bank may make various commercial or other loans at rates of interest having no relationship to such rate.

        This Note (a) is the Note provided for in the Agreement and (b) is secured as provided in the Agreement, including by the security interests created by the Security Agreement (as defined in the Agreement). Payment of this
Note is guaranteed by, among other things, the Export-Import Bank of the United States pursuant to the EXIM Guaranty (as defined in the Agreement).

        Notwithstanding anything to the contrary contained herein, no provisions of this Note shall require the payment or permit the collection of interest in excess of the Maximum Rate. If any excess of interest in such respect is herein provided for, or shall be adjudicated to be so provided, in this Note or otherwise in connection with this loan transaction, the provisions of this paragraph shall govern and prevail, and neither Maker nor the sureties, guarantors, successors or assigns of Maker shall be obligated to pay the excess amount of such interest, or any other excess sum paid for the use, forbearance or detention of sums loaned pursuant hereto. If for any reason interest in excess of the Maximum Rate shall be deemed charged, required or permitted by any court of competent jurisdiction, any such excess shall be applied as a payment and reduction of the principal of indebtedness evidenced by this Note; and, if the principal amount hereof has been paid in full, any remaining excess shall forthwith be paid to Maker. In determining whether or not the interest paid or payable exceeds the Maximum Rate, Maker and Payee shall, to the extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by this Note so that the interest for the entire term does not exceed the Maximum Rate.

        Upon the occurrence of any Event of Default, as such term is defined in the Agreement, the holder hereof may, at its option, (a) declare the entire unpaid principal of and accrued interest on this Note immediately due and payable without notice, demand or presentment, all of which are hereby waived, and upon such declaration, the same shall become and shall be immediately due and payable, (b) foreclose or otherwise enforce all liens or security interests securing payment hereof, or any part hereof, (c) offset against this Note any sum or sums owed by the holder hereof to Maker, (d) exercise its rights under the EXIM Guaranty and (e) take any and all other actions available to Payee under this Note, the Agreement, the Loan Documents (as such term is defined in the Agreement) at law, in equity or otherwise. Failure of the holder hereof to exercise any of the foregoing options shall not constitute a waiver of the right to exercise the same upon the occurrence of a subsequent Event of Default.

     If the holder hereof expends any effort in any attempt to enforce payment of all or any part or installment of any sum due the holder hereunder, or if this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings, Maker agrees to pay all costs, expenses, and fees incurred by the holder, including all reasonable attorneys' fees.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS
NOTE IS PERFORMABLE IN HARRIS COUNTY, TEXAS.

     Maker and each surety, guarantor, endorser, and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and nonpayment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace, and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute part or all of the collateral securing this Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

     This Note is executed in renewal, extension and decrease of, but not in discharge or novation of, that certain promissory note in the original principal amount of $629,775.00, dated June 15, 1997, executed by Maker and payable to the order of Payee, which was executed in renewal, extension and decrease of, but not in discharge or novation of, that certain promissory note in the original principal amount of $1,250,000.00, dated August 1, 1996, executed by Maker and payable to the order of Payee, which was executed in renewal, extension and modification of, but not in discharge or novation of, that certain promissory note in the original principal amount of $1,250,000.00, dated June 15, 1996, executed by Maker and payable to the order of Payee.


                                SCIENTIFIC MEASUREMENT SYSTEMS, INC.


                                By:
                                   -------------------------------------------
                                    Howard Burris
                                    Chief Executive Officer